UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2022

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange
Preferred Stock Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed by Kohl’s Corporation (the “Company”) with the U.S. Securities and Exchange Commission on November 8, 2022 (the “Original 8-K”) to provide a description of the compensation arrangements between the Company and Thomas A. Kingsbury in connection with Mr. Kingsbury’s appointment as the Company’s Interim Chief Executive Officer effective December 2, 2022. At the time of the filing of the Original 8-K, these compensation arrangements had yet to be definitively determined.

The other disclosure contained under Items 2.02, 5.02, 8.01 and 9.01 of the Original 8-K is not amended hereby.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

On November 23, 2022, the Compensation Committee of the Board of Directors of the Company approved the compensation arrangements in connection with Mr. Kingsbury’s appointment as the Company’s Interim Chief Executive Officer. In connection with his appointment and continued employment, Mr. Kingsbury will receive the following:

•	An annualized base salary of $1,475,000;

•

Eligibility to participate in the fiscal 2023 Annual Incentive Plan with a target award of 175% of his base salary, subject to total Company performance and prorated based on the number of days he serves in this role during fiscal 2023. Mr. Kingsbury will not be eligible to participate in the fiscal 2022 Annual Incentive Plan;

•

An award of restricted stock units with a grant date fair value of $3,775,000 that will vest on the first anniversary of the date of grant, provided that Mr. Kingsbury continues to serve in this role and/or as a director of the Company through that date; and

•	Other benefits consistent with those provided to Mr. Kingsbury’s predecessor.

While Mr. Kingsbury is serving as the Company’s Interim Chief Executive Officer, he will not receive compensation for his service as a director of the Company, provided that following his service in this role and that he continues to serve as a director of the Company, he will again be eligible to receive such compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2022	KOHL’S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Senior Executive Vice President, General Counsel and Corporate Secretary